Exhibit 99.1

BLADE AIR MOBILITY ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE TRINITY AIR MEDICAL, CREATING A NATIONWIDE, MULTIMODAL ORGAN TRANSPORT PLATFORM

•	The Company expects the combined Blade MediMobility and Trinity to be the largest dedicated organ air transport arranger in the United States

•	Trinity’s asset-light, multi-modal organ transport business is poised to rapidly transition to drone and Electric Vertical Aircraft (“EVA” or “eVTOL”) transport under Blade ownership

•	Trinity is profitable and generated revenues of approximately $16 million in calendar year 2020, working with transplant centers and organ procurement organizations in 16 states

•	Acquisition is expected to accelerate revenue growth in Blade’s MediMobility business, which is growing in excess of 60% per year, reducing costs and improving service availability

New York, NY and Phoenix, AZ (September 9, 2021) – Blade Air Mobility, Inc. (Nasdaq:BLDE, “Blade” or the “Company”), a technology-powered global air mobility platform, today announced that it has entered into a definitive agreement to acquire Trinity Air Medical, Inc. (“Trinity”), a nationwide, multi-modal organ logistics and transportation company. The transaction is expected to close during the week of September 13, 2021, subject to customary closing conditions.

“Trinity’s long-term relationships with organ procurement organizations and transplant centers are a testament to their high-touchpoint approach to organ air transportation, providing seamless solutions for their clients, a perfect fit with Blade’s culture of 24/7 availability and mission redundancy,” said Rob Wiesenthal, Blade’s Chief Executive Officer. “Trinity’s end-to-end services integrate air missions with ground transport. Given the existence of landing pads at most hospitals today, we have the ability to immediately replace Trinity’s ambulances with helicopters on certain hospital-to-hospital missions, while preparing for a transition to both existing ‘last-mile’ cargo drones as well as Electric Vertical Aircraft, as soon as they become available.”

“Recent advances in organ preservation technology have resulted in consistently increasing demand for point-to-point organ air transport over longer distances,” said Seth Bacon, CEO of Trinity. “Blade’s scale in air transport missions coupled with their aerospace manufacturer relationships position us to continue expanding share in today’s growing market, while laying the groundwork to deploy forthcoming drone and Electric Vertical Aircraft technology, which will reduce transit times and improve patient outcomes.”

“Like Blade, Trinity is asset-light and neither owns nor operates aircraft, thus rapid expansion is not capital intensive. We expect the combination of Trinity’s substantial flight volume with Blade’s fast-growing MediMobility business to create the largest dedicated organ air transport company in the United States and enable us to secure more dedicated aircraft, resulting in better availability and pricing for the hospitals we collectively serve,” said Will Heyburn, Blade’s Chief Financial Officer. “Trinity’s consistent growth and positive EBITDA contribution will fortify Blade’s financial position while providing additional operating leverage for the broader Blade platform.”

“We are already working hand-in-hand with Blade’s MediMobility team on organ air transport missions,” said Scott Wunsch, COO of Trinity. “We look forward to implementing best practices from both organizations, which I am confident will result in faster, more efficient and more cost-effective service for our collective client base.”

Transaction Highlights:

▪	Blade to purchase 100% of the capital stock of Trinity for an upfront purchase price of approximately $23 million and potential additional contingent consideration based on the achievement by Trinity of certain EBITDA growth targets over a three-year period

▪	Seth Bacon and Scott Wunsch will become CEO and COO of Blade MediMobility, respectively, and have agreed to five-year non-competition agreements. All Trinity employees will be incentivized and are expected to remain at the Company, post-transaction

About Blade Urban Air Mobility

Blade is a technology-powered, global air mobility platform committed to reducing travel friction by providing cost-effective air transportation alternatives to some of the most congested ground routes in the U.S. and abroad. Today, the company predominantly uses helicopters and amphibious aircraft. Its asset-light model, coupled with its exclusive passenger terminal infrastructure, is designed to facilitate a seamless transition to Electric Vertical Aircraft ("EVA" or “eVTOL”), enabling lower cost air mobility to the public that is both quiet and emission-free.

For more information, visit www.blade.com.

About Trinity Air Medical

Trinity Air Medical, with headquarters in Tempe, Arizona, was founded by healthcare professionals who recognized a need for a professional and reliable organ logistics and transportation service. Trinity’s mission is to partner with organ procurement organizations and organ transplant centers around the United States to maximize organs available for transplant.

For more information, visit www.trinityairmedical.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions and the negatives of those terms. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Blade’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the benefits of the transaction involving Blade and Trinity, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blade’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include: risks associated with the ability to consummate the Trinity transaction and the timing of the closing of the transaction; the ability to successfully integrate Blade and Trinity operations and employees; the ability to realize anticipated benefits and synergies of the Trinity transaction; the potential impact of the announcement of the Trinity transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key Trinity personnel; the ability to achieve performance targets; loss of our customers; decreases in our existing market share; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; the loss of our existing relationships with operators; the loss of key members of our management team; changes in our regulatory environment, including aviation law and FAA regulations; the inability to implement information systems or expand our workforce; changes in our industry; heightened enforcement activity by government agencies; interruptions or security breaches of our information technology systems; the expansion of privacy and security laws; our ability to expand our infrastructure network; our ability to identify, complete and successfully integrate future acquisitions; our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; the ability to continue to meet applicable listing standards; costs related to our business combination; the possibility that we may be adversely affected by other political, economic, business and/or competitive factors; the impact of COVID-19 and its related effects on our results of operations, financial performance or other financial metrics; the inability or unavailability to use or take advantage of the shift, or lack thereof, to EVA technology; pending or potential litigation; and other factors beyond our control. Additional factors can be found in our Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Blade undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Press Contacts

For Media Relations

Phil Denning / Nora Flaherty

BladeMediaRelations@icrinc.com

Investor Relations

Mike Callahan / Tom Cook

BladeIR@icrinc.com

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